Exhibit 99.6

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Introduction

The following unaudited pro forma condensed combined balance sheet as of September 30, 2007 and unaudited pro forma condensed combined statements of operations for the year ended December 31, 2006 and the nine months ended September 30, 2007 are based on the historical consolidated financial statements of StoneMor Partners L.P. (“StoneMor”), the historical combined financial statements of the SCI Assets (as defined below) and the historical combined financial statements of the Alderwoods Assets (as defined below). The following unaudited pro forma condensed combined statement of operations for the year ended December 31, 2006 is also based on the historical combined financial statements of the SCI 2006 Assets (as defined below) and internal records relating to the SCI 2006 Assets.

The unaudited pro forma condensed combined financial statements give pro forma effect to:

•

StoneMor’s proposed acquisition (the “SCI Acquisition”) from SCI Funeral Services, Inc., as well as certain of its direct and indirect subsidiaries, SCI Ohio Funeral Services, Inc., and Alderwoods (Ohio) Cemetery Management, Inc. (collectively, the “SCI Group”) of 45 cemeteries, 30 funeral homes and one pet cemetery (collectively, the “SCI Properties”), including certain related assets and liabilities (together with the SCI Properties, the “SCI Assets”);

•

the proposed issuance of 2,650,000 common units to the public at the assumed offering price of $20.75 per unit and the receipt of approximately $51.1 million in net proceeds after deducting the underwriting discount and estimated offering expenses, and including our general partner’s proportionate capital contribution of approximately $1.1 million;

•	the proposed issuance of $17.5 million of senior secured notes under StoneMor’s note purchase agreement; and

•	the proposed borrowing of $5.0 million under StoneMor’s acquisition line of credit.

The unaudited pro forma condensed combined financial statements have been prepared, using the purchase method of accounting for the SCI Acquisition, as if the transactions described above had been completed on January 1, 2006 for purposes of the unaudited pro forma condensed combined statements of operations and on September 30, 2007 for purposes of the unaudited pro forma condensed combined balance sheet.

The SCI Properties include 30 cemeteries (including one pet cemetery) and 21 funeral homes (the “Alderwoods Assets”) that the SCI Group acquired on November 28, 2006 when Service Corporation International acquired Alderwoods Group Inc. The historical financial statements of the SCI Assets reflect the financial position as of the dates presented, and the results of operations, changes in equity and changes in cash flows for the periods presented, of the SCI Assets, including the Alderwoods Assets from and after November 28, 2006.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2006 also gives pro forma effect to StoneMor’s acquisition on September 28, 2006 of 21 cemeteries, 14 funeral homes and 3 crematories, including certain related assets and liabilities (collectively, the “SCI 2006 Assets”), from SCI Funeral Services, Inc., as well as certain of its direct and indirect subsidiary entities, Hawes, Inc. and Hillcrest Memorial Company (collectively, the “SCI 2006 Group”). The pro forma effect of StoneMor’s acquisition of the SCI 2006 Assets is set forth under the column “StoneMor Pro Forma for SCI 2006 Assets (other than supplemental information)” included in the following unaudited pro forma condensed combined statement of operations for the year ended December 31, 2006 and further described in note 3. This pro forma financial information is based on the historical financial statements of StoneMor and the SCI 2006 Assets and on the internal records relating to the SCI 2006 Assets. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2006 gives pro forma effect to StoneMor’s acquisition of the SCI 2006 Assets, using the purchase method of accounting, as if such acquisition had been completed on January 1, 2006.

The following unaudited pro forma condensed combined financial statements are based on the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial statements. These assumptions may not be realized, so the actual effects of these transactions may differ from the effects reflected in the unaudited pro forma condensed combined financial statements.

The unaudited pro forma condensed combined financial statements should be read in conjunction with:

•

the historical consolidated financial statements and accompanying notes of StoneMor for the three years ended December 31, 2006 included in StoneMor’s Current Report on Form 8-K filed with the SEC on November 21, 2007 and for the nine months ended September 30, 2007 included in StoneMor’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2007;

•

the historical combined financial statements and accompanying notes of the SCI Assets for the three years ended December 31, 2006 and the nine months ended September 30, 2007 included in this Current Report on Form 8-K;

•

the historical combined financial statements and accompanying notes of the Alderwoods Assets for the period ended November 28, 2006, the 52 weeks ended December 31, 2005, the 52 weeks ended January 1, 2005 and the 40 weeks ended October 7, 2006 included in StoneMor’s Current Report on Form 8-K filed with the SEC on December 7, 2007; and

•

the historical combined financial statements and accompanying notes of the SCI 2006 Assets for the period ended June 30, 2006 included in StoneMor’s Current Report on Form 8-K/A filed with the SEC on December 12, 2006.

Under the purchase method of accounting, the purchase price of the SCI Assets is allocated to the underlying assets acquired and liabilities assumed based on their respective fair market values. The pro forma purchase price allocation has been derived from estimates of the fair market value of the tangible assets and liabilities of the SCI Assets based upon management’s estimates using established valuation techniques. The total purchase price of the SCI Assets has been allocated on a preliminary basis to identifiable assets acquired and liabilities assumed based upon valuation procedures performed to date. This allocation is subject to change pending a final analysis of the total purchase price paid, including the direct costs of the acquisition and the estimated fair value of the assets acquired and liabilities assumed; however, StoneMor does not believe that the impact of these changes will be material.

The unaudited pro forma condensed combined financial statements do not reflect any effect of operating efficiencies, cost savings, and other benefits anticipated by StoneMor’s management as a result of the SCI Acquisition. Additionally, certain integration costs may be recorded subsequent to the SCI Acquisition that under purchase accounting will not be treated as part of the SCI Assets’ purchase price. These costs have not been reflected in these unaudited pro forma condensed combined statements of operations because they are not expected to have a continuing impact on the combined results.

StoneMor Partners L.P.

Pro Forma Condensed Combined Balance Sheet

(in thousands)

(unaudited)

	StoneMor as Reported	SCI Assets As Provided	Adjustments	Note 2	Pro Forma
	as of September 30,	as of September 30,
	2007	2007
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$13,228	$6	$49,963	(a)	$13,228
			1,100	(b)
			17,500	(c)
			5,000	(d)
			(73,569)	(e)
Accounts receivable, net of allowance	23,058	244	—		23,302
Prepaid expenses	3,498	—	—		3,498
Other current assets	3,966	817	—		4,783

Total current assets	43,750	1,067	(6)		44,811
LONG-TERM ACCOUNTS RECEIVABLE—net of allowance	39,156	—	9,402	(f)	48,558
CEMETERY PROPERTY	173,110	46,643	(2,925)	(g)	216,828
PROPERTY AND EQUIPMENT, net of accumulated depreciation	28,307	24,891	—		53,198
MERCHANDISE TRUSTS, restricted, at fair value	147,487	92,133	(9,402)	(f)	230,218
PERPETUAL CARE TRUSTS, restricted, at fair value	166,245	50,364	—		216,609
DEFERRED FINANCING COSTS—net of accumulated amortization	3,471	—	—		3,471
DEFERRED SELLING AND OBTAINING COSTS	35,336	—	—		35,336
OTHER ASSETS	371	23,386	(23,386)	(h)	371

TOTAL ASSETS	$637,233	$238,484	$(26,317)		$849,400

LIABILITIES AND OWNERS’ / PARTNERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and accrued liabilities	$11,588	$4,322	$(4,322)	(i)	$11,588
Accrued interest	501	—	—		501
Income taxes	—	2,507	(2,507)	(i)	—
Current portion, long-term debt	667	241	(241)	(i)	667

Total current liabilities	12,756	7,070	(7,070)		12,756
LONG-TERM DEBT	115,034	1,112	17,500	(c)	137,534
			5,000	(d)	—
			(1,112)	(j)	—
DEFERRED INCOME TAXES	—	9,323	25,509	(k)	25,509
			(9,323)	(i)	—
DEFERRED PREARRANGED CONTRACT REVENUE	—	5,277	—		5,277
DEFERRED CEMETERY REVENUES	201,742	32,210	(9,988)	(l)	223,964
ADVANCES FROM AFFILIATES, NET	—	25,417	(25,417)	(i)	—
OTHER LIABILITIES	—	6,755	(6,755)	(i)	—
MERCHANDISE LIABILITY	49,528	—	20,513	(m)	70,041

Total liabilities	379,060	87,164	8,858		475,082

{Table continued on next page)

	StoneMor as Reported	SCI Assets As Provided	Adjustments	Note 2	Pro Forma
	as of September 30,	as of September 30,
	2007	2007
COMMITMENTS AND CONTINGENCIES
NON-CONTROLLING INTEREST IN PERPETUAL CARE TRUSTS	166,245	50,183	181	(n)	216,609
NON-CONTROLLING INTEREST IN FUNERAL AND CEMETERY TRUSTS	—	82,094	(67,376)	(n)	14,718

OWNERS’ EQUITY
Owners’ Equity	—	19,043	(19,043)	(o)	—

PARTNERS’ EQUITY
General partner	1,785	—	1,100	(b)	2,885
Limited partners:
Common	66,518	—	54,988	(a)	116,481
Subordinated	23,625	—	—		23,625

Total owners’ / partners’ equity	91,928	19,043	32,020		142,991

TOTAL LIABILITIES AND OWNERS’ / PARTNERS’ EQUITY	$637,233	$238,484	$(26,317)		$849,400

See accompanying notes to unaudited pro forma condensed combined financial statements.

StoneMor Partners L.P.

Pro Forma Condensed Combined Statement of Operations

(in thousands, except unit data)

(unaudited)

	StoneMor as Reported (other than supplemental information)	StoneMor Pro Forma for SCI 2006 Assets (other than supplemental information) (See Note 3)	Alderwoods Assets As Provided (other than supplemental information)	SCI Assets As Provided (other than supplemental information)	Adjustments	Note 4		Pro Forma
	Period Ended December 31,	Period Ended December 31,	Period Ended November 28	Period Ended December 31,
	2006	2006	2006	2006
REVENUES	$115,113	$126,195	$18,735	$25,286				$170,216
COSTS AND EXPENSES	(70,559)	(80,245)	(18,141)	(22,455)				(120,841)

GROSS PROFITS	44,554	45,950	594	2,831				49,375

GENERAL AND ADMINISTRATIVE EXPENSE	(32,596)	(34,662)	(2,778)	(1,347)				(38,787)
LOSSES ON DISPOSITIONS AND IMPAIRMENT CHARGES, NET	—	—	—	153				153

OPERATING INCOME (LOSS)	11,958	11,288	(2,184)	1,637				10,741
INTEREST EXPENSE	(7,491)	(7,889)	(1,993)	(664)	616	(p	)	(9,930)

INCOME (LOSS) BEFORE INCOME TAXES	4,467	3,399	(4,177)	973	616			811
BENEFIT (PROVISION) FOR INCOME TAXES	(1,427)	(1,393)	69	(812)				(2,136)

NET INCOME (LOSS)	3,040	2,006	(4,108)	161	616			(1,325)

SUPPLEMENTAL INFORMATION

GENERAL PARTNER’S INTEREST IN NET INCOME (LOSS) FOR THE PERIOD	$60	$39	$(82)	$3	$12			$(27)

LIMITED PARTNERS’ INTEREST IN NET INCOME (LOSS) FOR THE PERIOD
Common	$1,879	$1,240	$(2,539)	$100	$381			$(819)
Subordinated	$1,100	$726	$(1,487)	$58	$223			$(480)

NET INCOME (LOSS) PER LIMITED PARTNER UNIT (BASIC AND DILUTED)	$.34	$.22	$(.46)	$.02	$.07			$(.15)

WEIGHTED AVERAGE NUMBER OF LIMITED PARTNERS’ UNITS OUTSTANDING (BASIC AND DILUTED)	11,481	11,481	11,481	11,481	11,481			11,481

See accompanying notes to unaudited pro forma condensed combined financial statements.

StoneMor Partners L.P.

Pro Forma Condensed Combined Statement of Operations

(in thousands, except unit data)

(unaudited)

	StoneMor as Reported (other than supplemental information)	SCI Assets As Provided (other than supplemental information)	Adjustments	Note 4		Pro Forma
	Period Ended September 30,	Period Ended September 30,
	2007	2007
REVENUES	$106,580	$33,707				$140,287
COSTS AND EXPENSES	(67,928)	(31,262)				(99,190)

GROSS PROFITS	38,652	2,445				41,097

GENERAL AND ADMINISTRATIVE EXPENSE	(27,516)	(1,887)				(29,403)
GAINS ON DISPOSITIONS AND IMPAIRMENT CHARGES, NET	—	3				3

OPERATING INCOME	11,136	561				11,697

EXPENSES RELATED TO REFINANCING	(157)	—				(157)
INTEREST EXPENSE	(6,441)	(1,167)	(364)	(p	)	(7,972)

INCOME (LOSS) BEFORE INCOME TAXES	4,538	(606)	(364)			3,568
PROVISION FOR INCOME TAXES	(533)	(208)				(741)

NET INCOME (LOSS)	4,005	(814)	(364)			2,827

SUPPLEMENTAL INFORMATION

GENERAL PARTNER’S INTEREST IN NET INCOME (LOSS) FOR THE PERIOD	$81	$(16)	$(7)			$.57

LIMITED PARTNERS’ INTEREST IN NET INCOME (LOSS) FOR THE PERIOD
Common	$2,501	$(508)	$(227)			$1,765
Subordinated	$1,424	$(289)	$(129)			$1,005

NET INCOME (LOSS) PER LIMITED PARTNER UNIT (BASIC AND DILUTED)	$.34	$(.07)	$(.03)			$.24

WEIGHTED AVERAGE NUMBER OF LIMITED PARTNERS’ UNITS OUTSTANDING (BASIC AND DILUTED)	11,686	11,686	11,686			11,686

See accompanying notes to unaudited pro forma condensed combined financial statements.

Stonemor Partners L.P.

Notes to Pro Forma Condensed Combined Financial Information

(unaudited)

NOTE 1. Description of Transactions

The unaudited pro forma condensed combined financial statements give pro forma effect to:

•	the proposed acquisition of the SCI Assets for a cash purchase price of $68.0 million;

•

the proposed issuance of 2,650,000 common units to the public at an assumed offering price of $20.75 per unit and the receipt of approximately $51.1 million in net proceeds after deducting the underwriting discount and estimated offering expenses, and including our general partner’s proportionate capital contribution of approximately $1.1 million;

•	the proposed issuance of $17.5 million of senior secured notes under StoneMor’s note purchase agreement; and

•	the proposed borrowing of $5.0 million under StoneMor’s acquisition line of credit.

The SCI Assets include the Alderwoods Assets that the SCI Group acquired on November 28, 2006 when Service Corporation International acquired Alderwoods Group Inc. The historical financial statements of the SCI Assets reflect the financial position as of the dates presented, and the results of operations, changes in equity and changes in cash flows for the periods presented, of the SCI Assets, including the Alderwoods Assets from and after November 28, 2006.

The pro forma adjustments have been prepared as if the transactions described above had been completed on January 1, 2006 for purposes of the unaudited pro forma condensed combined statements of operations and on September 30, 2007 for purposes of the unaudited pro forma condensed combined balance sheet.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2006 also gives pro forma effect to StoneMor’s acquisition of the SCI 2006 Assets on September 28, 2006. The pro forma adjustments have been prepared, using the purchase method of accounting, as if the acquisition of the SCI 2006 Assets had been completed on January 1, 2006. (Note 3)

NOTE 2. Unaudited Pro Forma Condensed Combined Balance Sheet

Under the purchase method of accounting, the purchase price of the SCI Assets is allocated to the underlying assets acquired and liabilities assumed based on their respective fair market values. The following information on the components and allocation of the purchase price is based on StoneMor’s preliminary evaluation and review of the assets acquired and liabilities assumed and may change as those evaluations and reviews are completed. Among other things, the consideration paid by StoneMor may be different than the estimated purchase price below as a result of certain adjustments in the purchase agreement relating to the SCI Acquisition. These elements include, but are not limited to, adjustments for accounts receivable amounts, merchandise trust amounts and perpetual care trust amounts above or below an agreed upon level, as provided in the purchase agreement relating to the SCI Acquisition.

The components of the purchase price are as follows (in thousands):

Paid to the SCI Group	$68,000
Acquisition costs	5,563

Total consideration	$73,563

Stonemor Partners L.P.

Notes to Pro Forma Condensed Combined Financial Information—(Continued)

(unaudited)

The allocation of the purchase price is as follows:

Total consideration	$73,563

Allocated to:

Accounts receivable, net	$244
Inventories	817
Long-term accounts receivable, net	9,402
Investment in trust—funeral	14,718
Investment in trust—cemetery	68,013
Cemetery property	43,718
Property, plant and equipment	24,891
Cemetery perpetual care trusts	50,364
Deferred income taxes	(25,509)
Deferred prearranged contract revenue	(5,277)
Deferred margin	(22,222)
Merchandise liability	(20,513)
Non-controlling interest in perpetual care trusts	(50,364)
Non-controlling interest in funeral trusts	(14,718)

The following adjustments have been reflected in the unaudited pro forma condensed combined balance sheet as of September 30, 2007:

(a)	Reflects the gross proceeds to StoneMor of $55.0 million from the issuance and sale of 2,650,000 common units at an assumed offering price of $20.75 per common unit, net of the underwriting discount of $3.0 million and the payment of offering expenses of $2.0 million.

(b)	Reflects the capital contribution of $1.1 million from StoneMor GP to maintain its 2% general partner interest.

(c)	Reflects the gross proceeds to StoneMor of $17.5 million from the issuance of the 9.27% senior secured notes due , 2012 by StoneMor’s operating company and its subsidiaries.

(d)	Reflects borrowings by StoneMor of $5.0 million under its acquisition line of credit at an interest rate of 8.38% due , 2012.

(e)	Reflects the payment of the purchase price of the acquisition of the SCI Assets, including acquisition costs and cash not acquired from the SCI Group.

(f)	Reclassifies long-term accounts receivable from merchandise trusts, restricted at fair value to conform to StoneMor’s accounting policies.

(g)	Adjusts cemetery property to represent approximated fair value as follows:

(in thousands)	Approximated Fair Value	Net Book Value	Adjustment
Cemetery property	$43,718	$46,643	$2,925

(h)	Eliminates other assets not acquired in the SCI Acquisition.

(i)	Eliminates liabilities not acquired in the SCI Acquisition.

(j)	Eliminates predecessor debt not acquired in the SCI Acquisition.

Stonemor Partners L.P.

Notes to Pro Forma Condensed Combined Financial Information—(Continued)

(unaudited)

(k)	Reflects the effect on income taxes provision (benefit) resulting from the acquisition of the SCI Assets.

(l)	Reflects elimination of deferred cemetery revenues of SCI Assets and provides for a reasonable profit margin to account for the future costs of delivering products and providing services on pre-need contracts due to the SCI Acquisition.

(m)	Records a liability for pre-need products and services sold but not yet delivered.

(n)	Conforms non-controlling interest amounts to StoneMor’s accounting policies.

(o)	Eliminates owners’ equity.

NOTE 3.	Unaudited Condensed Combined Statement of Operations for the Year Ended December 31, 2006

The pro forma condensed combined financial information of StoneMor for the year ended December 31, 2006 set forth in this note 3 and in the column to which this note 3 relates gives pro forma effect to StoneMor’s acquisition of the SCI 2006 Assets as if the acquisition had been completed on January 1, 2006. The pro forma information in this note 3 and in the column to which this note 3 relates is based on the historical consolidated financial statements and accompanying notes of StoneMor for the year ended December 31, 2006 included in StoneMor’s Current Report on Form 8-K filed with the SEC on November 21, 2007 and the historical combined financial statements and accompanying notes of the SCI Assets for the period ended June 30, 2006 included in StoneMor’s Current Report on Form 8-K/A filed with the SEC on December 12, 2006 and internal records relating to the SCI Assets for the period July 1, 2006 through September 28, 2006.

StoneMor Partners L.P.

Pro Forma Condensed Combined Statement of Operations

(in thousands, except unit data)

(unaudited)

	StoneMor as Reported (Other than supplemental information)	SCI 2006 Assets as Provided	SCI 2006 Assets as Provided	Adjustments	Note A		Pro Forma
	Year Ended December 31,	Six Months Ended June 30,	Period July 1- September 27,
	2006	2006	2006
Revenues	$115,113	$8,598	$2,484	$—			$126,195
Costs and expenses	(70,559)	(7,577)	(2,129)	20	(i	)	(80,245)

Gross profits	44,554	1,021	355	20			45,950

General and administrative expense	(32,596)	(1,622)	(444)	—			(34,662)
Losses on dispositions and impairment charges, net	—	—	—	—			—

Operating income (loss)	11,958	(601)	(89)	20			11,288
Interest expense	(7,491)	—	—	(398)	(ii	)	(7,889)

Income (loss) before income taxes	4,467	(601)	(89)	(378)			3,399
Provision for income taxes	(1,427)	231	34	(231)	(iii	)	(1,393)

Net income (loss)	3,040	(370)	(55)	(609)			2,006

Supplemental Information
General partner's interest in net income for the period	$60						$39
Limited partners' interest in net income for the period
Common	$1,549						$1,022
Subordinated	$1,430						$944
Net income per limited partner unit (basic and diluted)	$.34						$.23
Weighted average number of limited partners' units outstanding (basic and diluted)	8,831						8,831

Note A. Unaudited Pro Forma Condensed Combined Statement of Operations

In consideration for the SCI 2006 Assets, StoneMor paid the SCI 2006 Group an aggregate of $6,159,000 in cash and delivered to the SCI 2006 Group an aggregate of 275,046 common units equal in value to $5,875,000 based on the closing price per common unit as quoted on the NASDAQ Global Market for the second business day immediately preceding the closing date.

The following information on the components and allocation of the purchase price is based on our evaluation and review of the assets acquired and liabilities assumed and may change as additional facts become evident. Among other things, the consideration paid by us may be different than the estimated purchase price below as a result of certain adjustments in the purchase agreements relating to the SCI 2006 Assets and the registration rights agreement relating to the common units issued to the SCI 2006 Group in connection with the acquisition.

The components of the purchase price were as follows (in thousands):

Paid to sellers	$6,159
Value of common units issued to sellers	5,875
Acquisition costs	3,692

Total consideration	$15,725

The allocation of the purchase price is as follows:

Total consideration	$15,725

Allocated to:

Accounts receivable, net	$3,855
Inventories	2,076
Investment in trust	24,986
Cemetery property	4,502
Property, plant and equipment	4,123
Cemetery perpetual care trusts	17,202
Deferred interest	(628)
Deferred margin	(12,059)
Merchandise liability	(11,130)
Non-controlling interest in perpetual care trusts	(17,202)

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2006 set forth in this note 3 reflects the following adjustments:

(i)	Adjusts cost of goods sold land and crypts based on the approximated fair market value of the cemetery property acquired.

(ii)	Reflects increase in interest expense due to borrowing of $9.0 million in acquisition principal.

(iii)	Eliminates the benefit from taxes due to the impairment charge recorded on the financial statements of the SCI 2006 Assets. StoneMor would not have received similar benefit had it written down the value of the assets due to its structure as a master limited partnership.

NOTE 4.	Unaudited Pro Forma Condensed Combined Statements of Operations for the Year Ended December 31, 2006 and for the Nine Months Ended September 30, 2007

The following adjustments have been reflected in the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2006 and for the nine months ended September 30, 2007:

(p)	Reflects increase in interest expense due to the issuance of senior secured notes by StoneMor’s operating company and its subsidiaries and borrowings under StoneMor’s acquisition line of credit. Assumes an interest rate of 9.27% on the senior secured notes and 8.38% on the borrowings under the acquisition line of credit. Also reflects the elimination of the SCI Assets’ interest expense.